SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section
14(a) of the Securities Exchange Act of 1934
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American Performance Funds
3435 Stelzer Road
Columbus, Ohio 43219
(Name of Registrant as Specified in its Charter)
Alan G. Priest, Esquire
Ropes & Gray LLP
One Metro Center
700 12th Street, NW, Suite 900
Washington, DC 20005-3948
(Name of Person(s) Filing Proxy Statement)
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Notes:

IMPORTANT SHAREHOLDER INFORMATION

AMERICAN PERFORMANCE FUNDS

This document contains a proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, you tell us how to vote on your behalf on important issues relating to your Fund. If you complete and sign the proxy, we will vote it exactly as you tell us. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of Trustees.

We urge you to take the time to read the proxy statement and to provide your instructions by using any of the methods shown on your proxy card. Voting your proxy, and doing so promptly, will help enable the Funds to avoid additional expenses that could be incurred if the Funds are required to make follow-up solicitations because shareholders do not return their proxies in sufficient numbers.

Please take a few moments to exercise your right to vote. Thank you.

AMERICAN PERFORMANCE FUNDS

American Performance U.S. Tax-Efficient Large Cap Equity Fund
American Performance Balanced Fund
American Performance Bond Fund
American Performance Intermediate Bond Fund
American Performance Intermediate Tax-Free Bond Fund
American Performance Short-Term Income Fund
American Performance U.S. Treasury Fund
American Performance Cash Management Fund
American Performance Tax-Free Money Market Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 25, 2007

Notice is hereby given that a Special Meeting of Shareholders (the “Special Meeting”) of the American Performance U.S. Tax-Efficient Large Cap Equity Fund, American Performance Balanced Fund, American Performance Bond Fund, American Performance Intermediate Bond Fund, American Performance Intermediate Tax-Free Bond Fund, American Performance Short-Term Income Fund, American Performance U.S. Treasury Fund, American Performance Cash Management Fund and American Performance Tax-Free Money Market Fund (each a “Fund” and collectively the “Funds”), each a series of American Performance Funds, will be held at 10:00 a.m. Eastern Time on September 25, 2007 at the principal offices of American Performance Funds, 3435 Stelzer Road, Columbus, Ohio 43219, for the following purposes:

1. To elect two Trustees (one of whom currently serves as Trustee, but has not been elected by shareholders) to hold office until their successors are duly elected and qualified;

2. To consider amendments to the investment objectives of the American Performance Bond Fund, American Performance Intermediate Bond Fund and American Performance Short-Term Income Fund; and

3. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the Special Meeting in person.

Shareholders of record at the close of business on August 10, 2007 (the “Shareholders”) are entitled to notice of, and to vote at, this Special Meeting or any adjournment thereof.

By Order of the Trustees

Kerry Reilly
Secretary

August 27, 2007

Prompt execution and return of the enclosed proxy card is requested. A self-addressed, postage-paid envelope is enclosed for your convenience. You may also vote your proxy by telephone or internet.

To American Performance Funds Shareholders:

A Special Meeting of Shareholders (the “Special Meeting”) of the American Performance U.S. Tax-Efficient Large Cap Equity Fund, American Performance Balanced Fund, American Performance Bond Fund, American Performance Intermediate Bond Fund, American Performance Intermediate Tax-Free Bond Fund, American Performance Short-Term Income Fund, American Performance U.S. Treasury Fund, American Performance Cash Management Fund and American Performance Tax-Free Money Market Fund (each a “Fund” and collectively the “Funds”), each a series of American Performance Funds, has been scheduled for September 25, 2007. The purpose of this Special Meeting is to submit to the shareholders for a vote important matters regarding the management of the Funds, including the election of two Trustees and the amendment of the investment objectives of the American Performance Bond Fund, American Performance Intermediate Bond Fund and American Performance Short-Term Income Fund.

The attached proxy statement is designed to give you information relating to the proposal on which you will be asked to consider and vote.

While you are welcome to join us at the Special Meeting, most shareholders vote by filling out and signing the enclosed proxy card. In order to conduct the Special Meeting, a majority of shares must be represented either in person or by proxy. Whether or not you plan to attend the Special Meeting, we need your vote. Please mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. You may also vote your proxy by telephone or internet.

Shareholders who elect to attend the Special Meeting need not complete and deliver a proxy, but may vote in person. If you have delivered a proxy, and then vote at the Special Meeting, your vote at the meeting will cancel your proxy.

We encourage you to read the enclosed proxy statement thoroughly. In addition, we have included on the next page a list of some commonly asked questions and answers. If you have any additional questions, please call your account administrator, investment representative or American Performance Funds directly at 1-800-762-7085.

Your vote is very important to us. As always, we thank you for your confidence and support.

Sincerely,

Jennifer J. Hankins
President
American Performance Funds

PLEASE SIGN AND RETURN THE ENCLOSED PROXY BALLOT CARD
(OR VOTE BY TELEPHONE OR THE INTERNET)

YOUR VOTE IS VERY IMPORTANT

AMERICAN PERFORMANCE FUNDS

Q.	WHY IS THE BOARD OF TRUSTEES PROPOSING TO ELECT TWO TRUSTEES?

A.	Two of American Performance Funds’ Trustees resigned during the period from July 2005 through November 2006. In April 2007, the Trustees elected Steven G. Bradshaw to join the Board of Trustees, however, federal law requires a shareholder vote if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by shareholders. The Board of Trustees now recommends that shareholders elect Mr. Bradshaw and D’Ray Moore (collectively, the “nominees”). Ms. Moore has served as a Trustee since October 2004, but shareholder approval is also being sought for Ms. Moore at this time because she has not been elected by shareholders of the Funds. The Board of Trustees believes it is in shareholders’ best interests to have the breadth and depth of talent represented by these nominees. If elected, Mr. Bradshaw and Ms. Moore will serve with Michael J. Hall and I. Edgar Hendrix, who were elected by shareholders of the American Performance Funds in 1990, as the full Board of Trustees of American Performance Funds.

Q.	WHY IS THE BOARD OF TRUSTEES PROPOSING TO AMEND THE INVESTMENT OBJECTIVES OF THE AMERICAN PERFORMANCE BOND FUND, AMERICAN PERFORMANCE INTERMEDIATE BOND FUND AND AMERICAN PERFORMANCE SHORT-TERM INCOME FUND?

A.	Shareholder approval is required to change a Fund’s “fundamental” investment objectives. After considering the present investment objective of the American Performance Bond Fund (the “Bond Fund”), American Performance Intermediate Bond Fund (the “Intermediate Bond Fund”) and American Performance Short-Term Income Fund (the “Short-Term Income Fund”), the Board of Trustees of the American Performance Funds has determined that market conditions indicate the desirability of focusing on seeking total return for the Bond Fund, Intermediate Bond Fund and Short-Term Income Fund. The proposed investment objectives seek to clarify this investment objective.

Q.	WHAT IF I DO NOT RETURN MY PROXY VOTING BALLOT?

A.	In order to conduct the Shareholder Meeting, a quorum must be present, in person or by proxy. A quorum with respect to a matter before the Special Meeting is defined as representation of over 50% of the shares outstanding as of August 10, 2007 entitled to vote on the matter. In the event that not enough shareholders return their proxies to achieve a quorum, we will be forced to incur additional expense associated with additional solicitations. In order to avoid additional costs to your Fund(s), please return the completed proxy ballot as soon as possible.

Q.	HOW DO THE TRUSTEES SUGGEST THAT I VOTE?

A.	After careful consideration, the Board of Trustees of the American Performance Funds unanimously recommends that you vote “FOR” all of the items on the enclosed proxy ballot. The Board also urges you to vote and return all the proxy ballot cards you receive.

Q.	WHOM SHOULD I CALL WITH QUESTIONS ABOUT THIS PROXY?

A.	If you have any questions regarding this proxy, please contact your investment representative, or call the American Performance Funds directly at 1-800-762-7085.

THE INFORMATION PROVIDED IN THIS “Q&A” IS SUPPORTED BY DISCLOSURES CONTAINED IN THE ACCOMPANYING PROXY STATEMENT.

AMERICAN PERFORMANCE FUNDS

American Performance U.S. Tax-Efficient Large Cap Equity Fund
American Performance Balanced Fund
American Performance Bond Fund
American Performance Intermediate Bond Fund
American Performance Intermediate Tax-Free Bond Fund
American Performance Short-Term Income Fund
American Performance U.S. Treasury Fund
American Performance Cash Management Fund
American Performance Tax-Free Money Market Fund

3435 Stelzer Road
Columbus, Ohio 43219

Special Meeting of Shareholders
To Be Held on September 25, 2007

PROXY STATEMENT

The enclosed proxy is solicited on behalf of the Board of Trustees (the “Trustees”) of the American Performance Funds (the “Trust”) with respect to American Performance U.S. Tax-Efficient Large Cap Equity Fund, American Performance Balanced Fund, American Performance Bond Fund, American Performance Intermediate Bond Fund, American Performance Intermediate Tax-Free Bond Fund, American Performance Short-Term Income Fund, American Performance U.S. Treasury Fund, American Performance Cash Management Fund and American Performance Tax-Free Money Market Fund (each a “Fund” and collectively the “Funds”). The proxy is revocable at any time before it is voted by sending written notice of the revocation or a subsequently executed proxy to the Trust at the above address or by appearing personally and voting on September 25, 2007 at the Special Meeting of Shareholders of the Funds at 10:00 a.m. Eastern Time at 3435 Stelzer Road, Columbus, Ohio 43219 (such meeting and any adjournment thereof is referred to herein as the “Special Meeting”). The Trust has retained Broadridge Financial Solutions, Inc. to aid in the solicitation of proxies (which is estimated to cost approximately $[     ]), and this cost and the cost of preparing and mailing the Notice of Special Meeting, the proxy card, this proxy statement and any additional proxy material has been or will be borne by the Funds. Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, internet, or personal interview conducted by certain officers or employees of the Trust or AXIA Investment Management, Inc. (“AXIA Investment Management”), each Fund’s administrator and investment adviser. In the event that a shareholder signs and returns the proxy ballot, but does not indicate a choice as to any of the items on the proxy ballot, the proxy holders will vote those shares in favor of such proposal(s). Each full Share is entitled to one vote, and each fractional Share is entitled to a proportionate fractional vote. This proxy statement and the enclosed proxy card will be sent to Shareholders on or about August 27, 2007.

The Special Meeting is being called for the following purposes: (1) to elect two Trustees to hold office until their successors are duly elected and qualified, (2) to consider amending the investment objectives of the American Performance Bond Fund (the “Bond Fund”), American Performance Intermediate Bond Fund (the “Intermediate Bond Fund”) and American Performance Short-Term Income Fund (the “Short-Term Income Fund”), and (3) to transact such other business as may properly come before the Special Meeting or any adjournment thereof. The following table identifies each proposal that will be considered at the Special Meeting and indicates the Funds whose shareholders are being solicited to approve the proposal.

Proposal	Funds Affected

1. Election of two Trustees	All Funds
2. Amendment of investment objective of the Bond Fund	Bond Fund
3. Amendment of investment objective of the Intermediate Bond Fund	Intermediate Bond Fund
4. Amendment of investment objective of the Short-Term Income Fund	Short-Term Income Fund
5. To transact such other business that properly comes before the Special Meeting	All Funds

Only shareholders of record (“Shareholders”) at the close of business on August 10, 2007 (the “Record Date”) will be entitled to vote at the Special Meeting and any adjournment(s) thereof. The number of shares that were issued and outstanding for each Fund on the Record Date (“Shares”) is listed in the table below:

American Performance U.S. Tax-Efficient Large Cap Equity Fund	American Performance Balanced Fund	American Performance Bond Fund
Institutional: 920,074.366	Institutional: 4,590,647.223	Institutional: 4,530,465.074
No-Load Investor: 191,999.176	No-Load Investor: 1,804,857.520	No-Load Investor: 2,542,133.161

American Performance Intermediate Bond Fund	American Performance Intermediate Tax-Free Bond Fund	American Performance Short-Term Income Fund
Institutional: 6,846,715.454	Institutional: 1,612,341.630	Institutional: 17,431,418.475
No-Load Investor: 2,770,419.855	No-Load Investor: 317,742.645	No-Load Investor: 9,234,413.551

American Performance U.S. Treasury Fund	American Performance Cash Management Fund	American Performance Tax-Free Money Market Fund
Institutional: 443,090,233.190	Institutional: 443,347,615.630	Institutional: 6,642,196.120
Administrative: 1,024,698,668.380	Administrative: 790,750,392.654	Administrative: 4,651,759.070
Select: 0	Select: 0	Select: 324,862,004.440
Service: 47,159,632.490	Service: 6,249,326.690	Service: 1,019.200

The Trust’s Agreement and Declaration of Trust and Bylaws do not provide for annual shareholder meetings, and no such meetings are planned for 2007. Proposals that shareholders would like to have considered for inclusion in a proxy statement for any future meeting must be received by the Trust within a reasonable period of time prior to printing and mailing proxy material for such meeting.

For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and “broker non-votes” will be counted as present, but not as votes cast, at the Special Meeting. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Special Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

The Trust’s executive offices are located at 3435 Stelzer Road, Columbus, Ohio 43219.

A COPY OF AMERICAN PERFORMANCE FUNDS’ ANNUAL REPORT DATED AUGUST 31, 2006 and MIDYEAR REPORT DATED FEBRUARY 28, 2007 IS AVAILABLE UPON REQUEST AND MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO THE TRUST AT 3435 STELZER ROAD, COLUMBUS, OHIO 43219 OR BY CALLING 1-800-762-7085.

PROPOSAL 1 (All Funds)

ELECTION OF TRUSTEES

The Nominations Committee of the Trust has nominated Steven G. Bradshaw and D’Ray Moore (collectively, the “nominees”) to serve on the Board of Trustees of the Trust. A shareholder vote approving the nominations is being sought because two of the Trust’s Trustees resigned during the period from July 2005 through November 2006. Federal law requires a shareholder vote if, as a result of a vacancy on the Board of Trustees, less than two-

thirds of the Trustees holding office have been elected by shareholders. Mr. Bradshaw has not previously served as a Trustee of the Trust. Ms. Moore has served as a Trustee since 2004, but shareholder approval is being sought for Ms. Moore at this time because she was not previously elected by shareholders. The Board of Trustees has approved the nominations and is recommending that shareholders approve the election of the nominees. The Board of Trustees believes it is in shareholders’ best interests to have the breadth and depth of talent represented by these nominees. The proposed nominees have experience from which the shareholders are expected to benefit. If elected, Mr. Bradshaw and Ms. Moore will serve with Michael J. Hall and I. Edgar Hendrix, who were elected by shareholders of the Trust in 1990, as the full Board of Trustees of the Trust.

All shares represented by valid proxy cards will be voted in favor of the election of the nominees, unless a Shareholder specifically indicates on a proxy the desire to withhold authority to vote for any nominee. If for any reason any of the nominees should not be available for election as contemplated, the proxy holders reserve the right to substitute such other person or persons as nominees as may be designated by the Trust’s Board of Trustees. Ms. Moore and Mr. Bradshaw each have consented to being named in this Proxy Statement and have agreed to serve as a Trustee if elected.

The members of the Board of Trustees are elected by the Trust’s shareholders and have overall responsibility for oversight of the management of the Funds. The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” Currently, Messrs. Hall and Hendrix and Ms. Moore are Independent Trustees. Mr. Bradshaw would be an Interested Trustee because he is a Senior Executive Vice President of BOK Financial Corporation (“BOKF”), the parent of AXIA Investment Management, the investment adviser to and administrator of the Funds, and the Chairman of BOSC, Inc., the distributor of the Trust. Affiliates of BOKF have investment and voting discretion over a substantial majority of each Fund’s securities.

The Board of Trustees met four times during the Trust’s most recently completed fiscal year. The Fund has established procedures for shareholders to send communications to the Board of Trustees. Communications should be sent in writing to the Board of Trustees of the American Performance Funds, c/o Kerry Reilly, Secretary to the Trust, 3435 Stelzer Road, Columbus, Ohio 43219. The Secretary of the Trust then will promptly forward copies of all appropriate written correspondence to the Board. During the fiscal year ended August 31, 2006, each of the Trustees attended at least 75% of the meetings of the Board and the committees of which such Trustee was a member. The Funds do not have annual shareholder meetings; therefore, the Funds do not have a policy regarding Trustee attendance at shareholder meetings.

Standing Committees.  There are two standing committees of the Board of Trustees, an Audit Committee and a Nominations Committee (each a “Committee”).

The purposes of the Audit Committee are to oversee the Trust’s accounting and financial reporting policies and practices; to oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; to act as a liaison between the Trust’s independent registered public accountants and the full Board of Trustees; and to act as a qualified legal compliance committee. Messrs. Hall and Hendrix and Ms. Moore serve on this Committee; Mr. Hendrix serves as chair of the committee. Each member of the Committee is an Independent Trustee. For the fiscal year ended August 31, 2006, there were two meetings of the Audit Committee.

The purpose of the Nominations Committee is to nominate persons to serve as members of the Board of Trustees of the Trust. Messrs. Hall and Hendrix and Ms. Moore serve on this committee; Mr. Hall serves as chair of the committee. Each member of the Committee is an Independent Trustee and the Committee has a written charter. The Committee will consider and evaluate nominees properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Recommendations should be submitted in writing to the Trust, to the attention of Kerry Reilly, the Secretary of the Trust, 3435 Stelzer Road, Columbus, Ohio 43219. During the fiscal year ended August 31, 2006, the Nominations Committee did not meet. Because the Trust does not hold annual or other regular meetings of shareholders for the purpose of electing Trustees, the Nominations Committee will accept shareholder recommendations on a continuous basis.

The Nominations Committee’s process for identifying and evaluating nominees involves first determining whether it is in the best interests of the Trust and its shareholders to nominate an independent person or an interested person to fill any vacancy. All candidates must complete and return to counsel for the Independent Trustees a questionnaire regarding independence prior to being nominated. With respect to Independent Trustee nominees, the Committee may consider candidates recommended by (a) members of the Committee, (b) other members of the Board of Trustees, (c) shareholders or (d) the Trust’s management. Each candidate will be evaluated by the Committee in terms of relevant business and industry experience that would enable the candidate to serve effectively, as well as compatibility with respect to business philosophy and personal style. Particular attention will be devoted to ensuring independence in both substance and appearance. When a viable candidate has been identified, the members of the Committee will conduct in-person interviews of each such candidate. When all of the candidates recommended to the Committee have been evaluated and interviewed, the Committee shall determine which of the viable candidates should be presented to the Board of Trustees of the Trust for selection to become a member of the Board of Trustees. With respect to Interested Trustee nominees, the Committee may consider candidates recommended by (a) members of the Committee (b) other members of the Board of Trustees or (c) the Trust’s management. Each candidate will be evaluated by the Committee in terms of relevant business and industry positions and/or experience that would enable the candidate to serve effectively as an Interested Trustee, as well as compatibility with respect to business philosophy and personal style. When all of the candidates recommended to the Committee have been evaluated, the Committee will determine which of the viable candidates should be presented to the Board of Trustees of the Trust for selection to become a member of the Board of Trustees.

The Trustees, nominees for Trustee, and officers of the Funds, their ages, the position they hold with the Funds, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustee oversees and any other directorships held by the Trustee are listed in the two tables immediately following. The business address of the persons listed below is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

				Number of
				Portfolios
		Term of		in Fund	Other
	Position(s)	Office and		Complex	Directorships
Name, Address,	Held with	Length of	Principal Occupation(s)	Overseen by	Held by
and Date of Birth	the Funds	Time Served	During the Past 5 Years	Trustee	Trustee

INDEPENDENT TRUSTEES
Michael J. Hall Age: 63 DOB: 5/24/44	Trustee	Indefinite, 8/90 — Present (Chairman, 7/05 — Present)	From March 2005 to present, President and Chief Executive Officer, Matrix Service Company (maintenance and construction services); from May 2004 to present, Advisory Director, UMB — Oklahoma region; from September 1998 to May 2004, Vice President Finance and Chief Financial Officer and Director, Matrix Service Company.	9	Matrix Service Company; Integrated Electrical Services, Inc. (electrical contractor)

I. Edgar Hendrix Age: 63 DOB: 7/24/44	Trustee	Indefinite, 7/90 — Present	From June 2006 to present, Chairman and Chief Executive Officer, Red River Energy, Inc.; from January 2005 to June 2006, President, Spectrum Energy Resources, LLC; from November 2002 to December 2004, Executive Vice President and Chief Financial Officer, Loudfire, Inc. (software technology); from July 2000 to October 2002, Executive Vice President and Chief Financial Officer, Spectrum Field Services, Inc. (natural gas services)	9	Matrix Service Company (maintenance and construction services)

				Number of
				Portfolios
		Term of		in Fund	Other
	Position(s)	Office and		Complex	Directorships
Name, Address,	Held with	Length of	Principal Occupation(s)	Overseen by	Held by
and Date of Birth	the Funds	Time Served	During the Past 5 Years	Trustee	Trustee

NOMINEE FOR INDEPENDENT TRUSTEE
D’Ray Moore Age: 48 DOB: 3/20/59	Trustee	Indefinite, 10/04 — Present	Retired; prior to November 2001, Vice President of Client Services, BISYS Fund Services Limited Partnership	9	None
NOMINEE FOR INTERESTED TRUSTEE
*Steven G. Bradshaw Age: 47 DOB: 12/04/59	Nominee for Trustee	N/A	From October 2003 to present, Senior Executive Vice President, Consumer Banking and Wealth Management, BOKF; from 1995 to present, Chairman, BOSC, Inc.; from December 1999 to October 2003, Executive Vice President, Consumer Banking Manager, BOKF.	9	None

*	Mr. Bradshaw is treated by the Funds as an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds. Mr. Bradshaw is an “interested person” because he is a Senior Executive Vice President of BOKF, the parent of AXIA Investment Management, and the Chairman of BOSC, Inc., the distributor of the Trust.

Number of
Portfolios
		Term of		in Fund	Other
	Position(s)	Office and		Complex	Directorships
Name, Address,	Held with	Length of	Principal Occupation(s)	Overseen by	Held by
and Date of Birth	the Funds	Time Served	During the Past 5 Years	Trustee	Trustee

OFFICERS
Jennifer J. Hankins Age: 40 DOB: 2/9/67	President, Assistant Secretary	Indefinite, 7/05 — Present	From September 1998 to present, employee of Citi Fund Services Ohio, Inc. (formerly BISYS Fund Services Ohio, Inc.)	N/A	N/A

Trent Statczar Age: 35 DOB: 8/31/71	Treasurer	Indefinite, 4/02 — Present	From June 1993 to present, employee of Citi Fund Services Ohio, Inc. (formerly BISYS Fund Services Ohio, Inc.)	N/A	N/A

George Stevens Age: 56 DOB: 2/10/51	Chief Compliance Officer, Anti-Money Laundering Officer and Disaster Recovery Plan Business Operations Manager	Indefinite, 9/04 — Present (Anti-Money Laundering Officer: 1/05 — Present)	From September 1996 to present, Vice President of Citi Fund Services Ohio, Inc. (formerly BISYS Fund Services Ohio, Inc.)	N/A	N/A

Kerry Reilly Age: 42 DOB: 7/31/65	Secretary	Indefinite, 4/06 — Present	From January 2006 to present, employee of Citi Fund Services Ohio, Inc. (formerly BISYS Fund Services Ohio, Inc.); from June 2004 to May 2005, employee of CitiStreet LLC; from June 1987 to October 2001, employee of Fidelity Investments.	N/A	N/A

The officers of the Trust receive no compensation directly from the Funds for performing the duties of their offices. Under a Sub-Administration Agreement between AXIA Investment Management and BISYS Fund Services Ohio, Inc. (“BISYS”), now Citi Fund Services Ohio, Inc. (“CFSO”), CFSO provides various administrative services, one of which includes providing individuals reasonably acceptable to the Trust’s Board of Trustees to serve as officers of the Trust. CFSO receives a fee paid by AXIA Investment Management for CFSO’s services under the Sub-Administration Agreement, calculated at an annual rate of three one-hundredths of one percent (0.03%) of each Fund’s average net assets. CFSO also receives fees from the Trust for acting as Sub-Administrator and Transfer Agent and for providing fund accounting services to the Trust.

Effective August 1, 2007, BISYS Fund Services Ohio, Inc. was renamed Citi Fund Services Ohio, Inc. in connection with the acquisition of The BISYS Group, Inc., the parent company of BISYS, by Citibank, N.A.

The following table discloses the dollar range of equity securities beneficially owned (as determined by Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended) by each Trustee and nominee for Trustee (i) in each Fund and (ii) on an aggregate basis in any registered investment companies overseen by the Trustee within the same family of investment companies as the Trust as of August 1, 2007.

Aggregate Dollar Range of
Equity Securities in all Registered
Investment Companies
Overseen by Trustee in the
Name of Trustee or	Dollar Range of Equity Securities	Family of Investment
Nominee for Trustee	in the Funds	Companies

Michael J. Hall	U.S. Tax-Efficient Large Cap Equity Fund $1-$10,000	$1-$10,000
I. Edgar Hendrix	Cash Management Fund $1-$10,000	$1-$10,000
D’Ray Moore	Bond Fund $1-$10,000 Intermediate Bond Fund $1-$10,000	$1-$10,000
Steven G. Bradshaw	—	—	*

*	Under the definition of “beneficial ownership” used for purposes of the foregoing table, Mr. Bradshaw, who is an executive officer of BOKF, is not considered the beneficial owner of any Fund securities with respect to which BOKF or its affiliates has investment or voting discretion. Affiliates of BOKF have investment and voting discretion over a substantial majority of each Fund’s securities.

To the best of the Trust’s knowledge, as of August 1, 2007, the Officers and Trustees owned less than 1% of any class of any Fund.

TRUSTEES COMPENSATION**

	Aggregate
	Compensation from	Pension or		Total
	the Funds for the	Retirement Benefits	Estimated Annual	Compensation
	Fiscal Year Ending	Accrued as Part of	Benefits	from Fund Complex
Name of Trustee	August 31, 2006	Fund Expenses	Upon Retirement	Paid to Trustee

Michael J. Hall	$30,875	None	None	$30,875
I. Edgar Hendrix	$26,000	None	None	$26,000
D’Ray Moore	$26,000	None	None	$26,000
Walter B. Grimm*	$19,500	None	None	$19,500

*	Mr. Grimm resigned as a trustee of the American Performance Funds on November 15, 2006.

**	Figures are for the Funds’ fiscal year ended August 31, 2006. American Performance Funds includes nine separate series.

The following table lists any trustees, officers or nominees for trustee of the American Performance Funds who hold positions with affiliated persons or the distributor of the American Performance Funds:

Positions Held with Affiliated Persons or
Name	Distributor of the Funds

Steven G. Bradshaw	BOKF, Senior Executive Vice President BOSC, Inc., Chairman

Required Vote

A plurality of the votes cast in person or by proxy at the Special Meeting is required for the election of each nominee for Trustee. Shareholders of all Funds will vote together as a single class on Proposal 1.

PROPOSAL 2

AMENDMENT OF CERTAIN INVESTMENT OBJECTIVES

Under the 1940 Act, certain investment policies adopted by the Funds may only be changed by a vote of the shareholders of the affected Fund, and are considered “fundamental.” Policies governing certain matters are required by the 1940 Act to be fundamental, while other policies may be designated as fundamental at the election of the Fund. Each Fund’s investment objective has been designated as fundamental and any changes thereto require the approval of the affected Fund’s shareholders.

At a meeting on July 20, 2007, the Board of Trustees approved the proposed changes to the investment objectives of the Bond Fund, the Intermediate Bond Fund and the Short-Term Income Fund and recommended that Shareholders of the affected Funds vote to approve each proposal. The following is a summary and discussion of the proposed changes.

PROPOSAL 2A (BOND FUND)

AMENDMENT OF INVESTMENT OBJECTIVE OF THE BOND FUND

After considering the present investment objective of the Bond Fund, the Trustees of the Trust have concluded that it would be in the best interest of the Fund’s Shareholders to amend the Fund’s objective.

The Bond Fund’s investment objective would be amended to read as follows:

“to seek total return by investing primarily in an actively managed, diversified portfolio of intermediate bonds and other fixed income securities.”

The proposed amendment seeks to clarify that the investment objective of the Fund is to seek, rather than maximize, total return by investing in intermediate bonds and other fixed income securities. The portfolio manager of the Fund believes, both in current market conditions and over longer time periods, the ability to react to ever changing market conditions that will be afforded by an investment objective that allows the portfolio manager to seek either or both components of total return holds the most promise of achieving performance for shareholders. Under normal market conditions, the Fund intends to maintain a portfolio with an average dollar-weighted maturity of three to ten years.

Required Vote

Shareholder approval of the proposed amendment to the investment objective requires the affirmative vote of: (i) 67% or more of the Shares of the Bond Fund present at the Special meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy; or (ii) more than 50% of the outstanding Shares of such Fund, whichever is less.

PROPOSAL 2B (INTERMEDIATE BOND FUND)

AMENDMENT OF INVESTMENT OBJECTIVE OF THE INTERMEDIATE BOND FUND

After considering the present investment objective of the Intermediate Bond Fund, the Trustees of the Trust have concluded that it would be in the best interest of the Fund’s Shareholders to amend the Fund’s objective.

The Intermediate Bond Fund’s investment objective would be amended to read as follows:

“to seek total return by investing primarily in an actively managed, diversified portfolio of intermediate bonds and other fixed income securities.”

The proposed amendment seeks to clarify that the investment objective of the Fund is to seek total return by investing in an actively managed, diversified portfolio of intermediate bonds and other fixed income securities. Total return is generated from a combination of capital appreciation (i.e., increases in the value of the bonds the Fund holds) and the interest income on those bonds. The portfolio manager believes that this change will give the Fund greater ability to diversify its investments and to pursue a combination of capital appreciation and income without unduly restricting its investments.

Required Vote

Shareholder approval of the proposed amendment to the investment objective requires the affirmative vote of: (i) 67% or more of the Shares of the Intermediate Bond Fund present at the Special meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy; or (ii) more than 50% of the outstanding Shares of such Fund, whichever is less.

PROPOSAL 2C (SHORT-TERM INCOME FUND)

AMENDMENT OF INVESTMENT OBJECTIVE OF THE SHORT-TERM INCOME FUND

After considering the present investment objective of the Short-Term Income Fund, the Trustees of the Trust have concluded that it would be in the best interest of the Fund’s Shareholders to amend the Fund’s objective.

The Short-Term Income Fund’s investment objective would be amended to read as follows:

“to seek total return by investing primarily in an actively managed, diversified portfolio of short-term bonds and other fixed income securities.”

The proposed amendment seeks to clarify that the investment objective of the Fund is to seek total return by investing in an actively managed, diversified portfolio of short-term bonds and other fixed income securities. Total return is generated from a combination of capital appreciation (i.e., increases in the value of the bonds the Fund holds) and the interest income on those bonds. By investing in short-term bonds, the total return will be comprised primarily of income. The portfolio manager believes that this change will give the Fund greater ability to diversify its investments and to pursue a combination of capital appreciation and income without unduly restricting its investments.

Required Vote

Shareholder approval of the proposed amendment to the investment objective requires the affirmative vote of: (i) 67% or more of the Shares of the Short-Term Fund present at the Special meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy; or (ii) more than 50% of the outstanding Shares of such Fund, whichever is less.

PROPOSAL 3

ADDITIONAL INFORMATION

OTHER MATTERS AND DISCRETION OF PERSONS NAMED IN THE PROXY

While the Special Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business that the management intends to present or knows that others will present is the business stated in the Notice of Meeting. If any other matters lawfully come before the Special Meeting, and in all procedural matters at the Special Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the persons named as proxies therein, or their substitutes, present and acting at the Special Meeting.

If at the time any session of the Special Meeting is called to order, a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the Shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies that they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its or their approval have been received.

Any proxy granted pursuant to this proxy statement shall be revoked by a later dated proxy or should the shareholder granting such proxy attend the Special Meeting and vote in person.

Investment Adviser

AXIA Investment Management, Inc. (“AXIA Investment Management” or the “Adviser” formerly BOk Investment Advisers, Inc.) is the adviser for the Funds. AXIA Investment Management is a separate, wholly-owned subsidiary of the Bank of Oklahoma, N.A. (“BOK”), which it succeeded as Investment Adviser to the Funds on May 12, 2001. AXIA Investment Management, subject to the supervision of the Board of Trustees of the Funds, is responsible for providing research, investment decision making, strategizing and risk management, and day-to-day portfolio management. AXIA Investment Management is located at One Williams Center, 15th Floor, Tulsa, OK 74172-0172. As of June 30, 2007, AXIA Investment Management had approximately $6.1 billion in assets under management.

BOK is a subsidiary of BOKF. BOKF is controlled by its principal shareholder, George B. Kaiser. Subsidiaries of BOKF provide a full array of wealth management, trust, custody and administration, and commercial and retail banking services, as well as non-banking financial services. Non-banking subsidiaries provide various financial services, including mortgage banking, broker-dealer and investment advisory services, private equity and alternative investing, and credit life, accident, and health insurance on certain loans originated by its subsidiaries. As of June 30, 2007, BOKF and its subsidiaries had approximately $13.7 billion in assets under management.

Administrator

AXIA Investment Management also serves as administrator to each Fund. The Administrator assists in supervising all operations of each Fund (other than those performed under the Investment Advisory, Custodian, Fund Accounting, and Transfer Agency Agreements for that Fund). The Administrator is a broker-dealer registered with the SEC and is a member of the National Association of Securities Dealers, Inc. Prior to July 1, 2004, BISYS Fund Services Ohio, Inc. served as the Administrator to the Funds.

Sub-Administrator

Effective July 1, 2004, BISYS became the Sub-Administrator to the Funds pursuant to an agreement between AXIA Investment Management and BISYS, now CFSO. Pursuant to this agreement, CFSO assumed many of the

Administrator’s duties, for which CFSO receives a fee, paid by the Administrator. Prior to July 1, 2004, BOK served as the Sub-Administrator to the Funds. CFSO’s principal business offices are located at 3435 Stelzer Road, Columbus, Ohio 43219.

As noted above, effective August 1, 2007, BISYS Fund Services Ohio, Inc. was re-named Citi Fund Services Ohio, Inc. in connection with the acquisition of The BISYS Group, Inc., the parent company of BISYS, by Citibank N.A. (“Citi”).

Distributor

BOSC, Inc., with its principal business offices at One Williams Center, Plaza SE, Bank of Oklahoma Tower, Tulsa, Oklahoma, 74172, serves as distributor to each Fund.

Independent Public Accountants

KPMG LLP (“KPMG”) has been selected as independent auditors. KPMG’s address is 191 West Nationwide Boulevard, Suite 500, Columbus, Ohio 43215. A representative of KPMG will not be present at the Special Meeting, but will be available by telephone, will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

Audit Fees.  The aggregate fees billed by KPMG for professional services rendered in connection with the audit of the Funds’ annual financial statements for the fiscal year ended August 31, 2006 were approximately $89,530. For the fiscal year ended August 31, 2005, audit fees for the Funds were approximately $86,380.

Audit-Related Fees.  The aggregate fees billed by KPMG for assurance and related services reasonably related to the performance of the audit of the Funds’ annual financial statements for the fiscal year ended August 31, 2006, which consisted of a review of a registration statement on Form N-1A, were approximately $24,950. For the fiscal year ended August 31, 2005, audit-related fees for the Funds were approximately $24,810.

Tax Fees.  The aggregate fees billed by KPMG for professional services related to tax compliance, tax advice and tax planning, including preparation of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns for the fiscal year ended August 31, 2006 were approximately $33,000. For the fiscal year ended August 31, 2005, the tax fees for the Funds were approximately $35,230.

Other Fees.  The aggregate fees billed by KPMG, if any, for other products and services rendered by KPMG to the Funds for the fiscal year ended August 31, 2006 were $0. For the fiscal year ended August 31, 2005, the other fees for the Funds were $0.

Audit Committee Pre-Approval Policies and Procedures.  The Trust’s Audit Committee charter requires that the Audit Committee shall pre-approve all auditing services for the Trust and permitted non-audit services (including the fees for such services and terms thereof) to be performed by the Funds’ independent registered public accountants for the Funds or the Funds’ investment adviser and any affiliate of the Funds’ investment adviser that provides ongoing services to the Funds where the nature of the non-audit services has a direct impact on the operations or financial reporting of the Funds. There are two methods by which pre-approval can be accomplished.

Under the first method, the engagement to render the services would be entered into pursuant to pre-approval policies and procedures established by the Audit Committee, provided (i) the policies and procedures are detailed as to the services to be performed, (ii) the Audit Committee is informed of each service, and (iii) such policies and procedures do not include delegation of the Audit Committee’s responsibilities under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) to the Fund’s management. Under the second method, the engagement to render the services would be presented to and pre-approved by the Audit Committee (subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit). The Chairman of the Audit Committee has the authority to grant pre-approvals of audit and permissible non-audit services by the independent public accountants, provided that all pre-approvals by the Chairman must be presented to the full Audit Committee at its next scheduled meeting. The Trust will provide for appropriate funding as determined by the Audit Committee, for payment of compensation to the independent public accountants and to any consultants, experts or advisors engaged by the Committee.

Aggregate Non-Audit Fees.  The aggregate non-audit fees billed by KPMG for services rendered to the Funds, the Funds’ investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds were $247,950 and $91,040 for the fiscal year ended August 31, 2006 and August 31, 2005, respectively.

The Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds that were not required to be pre-approved was compatible with maintaining the Independent Registered Public Accounting Firm’s independence.

Share Ownership Information

To the best of the Trust’s knowledge, as of August 1, 2007, the Officers and Trustees of American Performance Funds, as a group, owned less than 1% of the Shares of any Fund of American Performance Funds.

The table below indicates each additional person known by American Performance Funds to own beneficially 5% or more of the Shares of the following Funds of American Performance Funds as of August 1, 2007.

American Performance U.S. Tax-Efficient Large Cap Equity Fund

No-Load Investor Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class

NABANK & CO	98,326.561	51.26%
ALL REINVEST ACCT PO BOX 2180 TULSA, OK 74101
FIRNABA & CO	18,899.933	9.85%
P O BOX 7 C/O FIRST NATIONAL BANK FORT SMITH, AR 72902
PERSHING LLC	13,688.753	7.14%
“HOLD AND REDEEM ONLY” 1 PERSHING PLAZA JERSEY CITY, NJ 07399

Institutional Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class

NABANK & CO	920,515.835	100.00%
ALL REINVEST ACCT PO BOX 2180 TULSA, OK 74101

American Performance Balanced Fund

No-Load Investor Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class

NABANK & CO	1,727,972.679	95.06%
ALL REINVEST ACCT PO BOX 2180 TULSA, OK 74101

Institutional Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class

NABANK & CO	4,589,475.613	100.00%
ALL REINVEST ACCT PO BOX 2180 TULSA, OK 74101

American Performance Bond Fund

No-Load Investor Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class

NABANK & CO	1,866,551.105	74.29%
ALL REINVEST ACCT PO BOX 2180 TULSA, OK 74101
PERSHING LLC	396,432.817	15.78%
“HOLD AND REDEEM ONLY” 1 PERSHING PLAZA JERSEY CITY, NJ 07399
MG TRUST CUSTODIAN OR TRUSTEE BARTEC US CORPORATION PROFIT SHARIN	137,589.705	5.48%
700 17TH STREET SUITE 300 DENVER, CO 80202

Institutional Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class

NABANK & CO	4,364,247.076	96.26%
ALL REINVEST ACCT PO BOX 2180 TULSA, OK 74101

American Performance Intermediate Bond Fund

No-Load Investor Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class

NABANK & CO	2,369,477.734	85.99%
ALL REINVEST ACCT PO BOX 2180 TULSA, OK 74101

Institutional Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class

NABANK & CO	6,853,290.865	99.90%
ALL REINVEST ACCT PO BOX 2180 TULSA, OK 74101

American Performance Intermediate Tax-Free Bond Fund

No-Load Investor Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class

NABANK & CO	122,918.843	38.69%
ALL REINVEST ACCT PO BOX 2180 TULSA, OK 74101
PERSHING LLC	28,449.789	8.95%
“HOLD AND REDEEM ONLY” 1 PERSHING PLAZA JERSEY CITY, NJ 07399
KENNETH LASH	18,124.086	5.70%
KENNING LASH LIVING TRUST
DTD 05/03/97 P O BOX 850084 YUKON, OK 730850084

Institutional Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class

NABANK & CO	1,612,663.748	100.00%
ALL REINVEST ACCT PO BOX 2180 TULSA, OK 74101

American Performance Short-Term Income Fund

No-Load Investor Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class

NABANK & CO	6,481,295.105	70.24%
ALL REINVEST ACCT PO BOX 2180 TULSA, OK 74101
PERSHING LLC	1,987,055.856	21.54%
“HOLD AND REDEEM ONLY” 1 PERSHING PLAZA JERSEY CITY, NJ 07399

Institutional Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class

NABANK & CO	17,400,018.415	99.92%
ALL REINVEST ACCT PO BOX 2180 TULSA, OK 74101

American Performance U.S. Treasury Fund

Administrative Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class

NABANK & CO	1,015,136,948.890	99.48%
ALL REINVEST ACCT PO BOX 2180 TULSA, OK 74101

Institutional Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class

NABANK & CO	452,134,057.880	100.00%
ALL REINVEST ACCT PO BOX 2180 TULSA, OK 74101

Service Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class

NABANK & CO	75,336,618.840	100.00%
ALL REINVEST ACCT PO BOX 2180 TULSA, OK 74101

American Performance Cash Management Fund

Administrative Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class

NABANK & CO	803,949,193.823	98.42%
ALL REINVEST ACCT PO BOX 2180 TULSA, OK 74101

Institutional Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class

NABANK & CO	456,257,827.860	98.70%
ALL REINVEST ACCT PO BOX 2180 TULSA, OK 74101

Service Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class

NABANK & CO	5,629,681.810	99.98%
ALL REINVEST ACCT PO BOX 2180 TULSA, OK 74101

American Performance Tax-Free Money Market Fund

Administrative Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class

NABANK & CO	4,653,701.920	99.98%
ALL REINVEST ACCT PO BOX 2180 TULSA, OK 74101

Institutional Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class

NABANK & CO	7,027,340.130	99.99%
ALL REINVEST ACCT PO BOX 2180 TULSA, OK 74101

Service Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class

SOUTHWEST TRUST CO	1,019.200	100.00%
PO BOX 880 ATTN CONTROLLER TULSA, OK 74101

Select Shares

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class

NABANK & CO	409,487,634.740	98.80%
ALL REINVEST ACCT PO BOX 2180 TULSA, OK 74101

If you do not expect to attend the Special Meeting, please sign your proxy card promptly and return it in the enclosed envelope (or vote by telephone or the Internet) to avoid unnecessary expense and delay. No postage is necessary.

August 27, 2007

YOUR VOTE IS IMPORTANT. YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY VOTING BY TELEPHONE OR THE INTERNET OR MARKING, SIGNING, DATING, AND RETURNING THE ENCLOSED PROXY. (THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.)

IF YOU ARE UNABLE TO ATTEND THE SPECIAL MEETING, PLEASE VOTE BY ONE OF THE ABOVE METHODS SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING.

THREE EASY WAYS TO VOTE YOUR PROXY.
TO VOTE BY MAIL
1) Read the Proxy Statement. TO VOTE BY TELEPHONE TO VOTE BY INTERNET 2) Check the appropriate box on 1) Read the Proxy Statement 1) Read the Proxy Statement the reverse side of this Proxy and have the Proxy Card below at and have the Proxy Card below at Card. hand. hand. 3) Sign and date the Proxy Card. 2) Call 1-888-221-0697. 2) Go to www.proxyweb.com 4) Return the Proxy Card in the 3) Follow the simple instructions. 3) Follow the on-line instructions. envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.
AMERICAN PERFORMANCE FUNDS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
999 999 999 999 99 —
SPECIAL MEETING OF SHAREHOLDERS September 25, 2007
AMERICAN PERFORMANCE [ ] FUND
The undersigned hereby appoints Jennifer J. Hankins and Trent Statczar or either of them (with full power to act in the absence of the other, each with full power of substitution) as his/her attorney and proxy to vote and act with respect to all shares of the above referenced fund (the “Fund”), held by the undersigned at the special meeting of shareholders of the Fund to be held at 10:00 a.m., eastern time, on September 25, 2007, at the offices of Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219 and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the proxy statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting. If you simply sign the proxy ballot, or don’t vote on a specific proposal, your vote will be automatically voted as the Trustees recommend.
Receipt of the notice of the Meeting and proxy statement is hereby acknowledged. PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE
Dated: ___
Signature(s) (Sign in the Box) This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT
Please fill in a box as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE FOLLOWING PROPOSAL:
FOR AGAINST ABSTAIN
1. To elect trustees for all series of the American Performance Funds.
a. (01) Steven G. Bradshaw [ ] [ ] [ ]
b. (02) D’Ray Moore [ ] [ ] [ ]
2. a. Amend the investment objective of the American Performance Bond Fund to seek total return by investing primarily in an actively managed, diversified portfolio of intermediate bonds and other fixed income securities. (Bond Fund Only). [ ] [ ] [ ]
b. Amend the investment objective of the American Performance Intermediate Bond Fund to seek total return by investing primarily in an actively managed, diversified portfolio of intermediate bonds and other fixed income securities. (Intermediate Bond Fund Only). [ ] [ ] [ ]
c. Amend the investment objective of the American Performance Short- Term Income Fund to seek total return by investing primarily in an actively managed, diversified portfolio of short-term bonds and other fixed income securities. (Short-Term Income Fund Only). [ ] [ ] [ ]
3. Other Matters and Discretion of Person Named in the Proxy.
PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE